Exhibit 10.150
ELEVENTH AMENDMENT TO AGREEMENT OF LEASE
THIS ELEVENTH AMENDMENT TO AGREEMENT OF LEASE (this “Eleventh
Amendment”) dated effective as of the 21st day of February 2023 (the “Effective Date”), is entered into by and between SPUS8 LIBERTY CENTER, LP, a Delaware limited partnership (the “Landlord”) and FEDERATED HERMES, INC., a Pennsylvania corporation formerly known as Federated Investors, Inc. (the “Tenant”), with reference to the following:

R E C I T A L S

A.    WHEREAS, Landlord and Tenant are parties to that certain Agreement of Lease dated January 1, 1993 (the “Original Lease”), as amended by that certain Amendment to Agreement of Lease dated May 1, 1995 (the “Original Amendment”), that certain First Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated November 2, 1995 (the “First Amendment”), that certain Second Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated September 19, 1996 (the “Second Amendment”), that certain Third Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated February 10, 1999 (the “Third Amendment”), that certain Fourth Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated June 30, 2000 (the “Fourth Amendment”), that certain Fifth Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated November 10, 2000 (the “Fifth Amendment”), that certain Sixth Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated December 31, 2003 (the “Sixth Amendment”), that certain Seventh Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated August 15, 2007 (the “Seventh Amendment”), that certain Eighth Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated September 9, 2011 (the “Eighth Amendment”), that certain Ninth Amendment to Agreement of Lease for Premises in the Federated Investors Tower dated September 9, 2016 (the “Ninth Amendment”) and that certain Tenth Amendment to Agreement of Lease dated February 21, 2020 (the “Tenth Amendment”, and together with the Original Lease, Original Amendment, First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Eighth Amendment and Ninth Amendment, the “Existing Lease”) for certain premises in the Federated Hermes Tower as further described in the Existing Lease; and

B.    WHEREAS, Landlord and Tenant desire to further amend the Existing Lease for the purpose of confirming Landlord’s approval of changes to Tenant’s Signs (as defined in the Fourth Amendment) and to address the submetering of electricity for such Signs as provided herein.

NOW, THEREFORE, in consideration of the foregoing Recitals (which are incorporated herein by this reference), for the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

A G R E E M E N T

1.    Defined Terms. The capitalized terms used herein shall have the same definitions

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as set forth in the Existing Lease, unless otherwise defined herein. All references to the Lease shall include the Existing Lease as modified by this Eleventh Amendment.
2.    Landlord Approval of Tenant’s Signs. Landlord hereby approves of Tenant’s plans and specifications for the alterations to Tenant’s Signs as shown on Exhibit A attached hereto and incorporated herein, provided that: (a) the Signs and the alterations and installation thereof are subject to the terms and conditions of the Fourth Amendment (including Tenant’s indemnity of Landlord contained therein) and shall otherwise comply with the Existing Lease, any applicable warranties, and all applicable laws, regulations and Codes; (b) the Signs shall only be installed in the location identified on Exhibit A and otherwise in conformity with the specifications of Exhibit A; (c) Tenant shall comply with any other requirements of Landlord with respect to the installation and operation of the Signs, including, but not limited to, the method of attachment, color, brightness and timing of operation of lights illuminating such Signs; (d) such approval is conditioned upon Tenant providing Landlord with copies of all necessary permits and approvals for such Signs from any applicable governmental authority having jurisdiction thereover within five (5) days of the Effective Date hereof; (e) Tenant, at its sole cost and expense, shall install a submeter in a location subject to Landlord’s approval to measure the utilities consumed by the operation of Tenant’s Signs using contractors designated by Landlord, and Tenant shall pay the costs of all such utilities as Additional Rent pursuant to Article 4 (Additional Rent) of the Original Lease, as amended; (f) Landlord shall have the right, but not the obligation, to have its contractors, engineers, or agents oversee or supervise the installation, maintenance, repair, replacement and removal of the Signs at Tenant’s cost and expense; (g) Landlord, in its sole and absolute discretion, may, at Tenant’s cost and expense, perform any of the work applicable under this Section 2, including, without limitation, any installation, maintenance, repair, replacement and removal of the Signs; and, (h) once installed, there shall be no changes made to the Signs without the prior written approval of Landlord and any applicable governmental agency and any such changes shall be in compliance with all applicable laws, regulations and Codes, and shall be at Tenant’s sole cost and expense. Tenant shall notify Landlord prior to accessing the roof so that Landlord may have its representative present in connection with any such access. Tenant shall obtain Landlord’s prior written consent to any necessary roof penetrations, which consent may be withheld in Landlord’s sole but good faith discretion in accordance with Building standards and without discriminating against Tenant, and any such penetrations permitted by Landlord shall be performed by contractors designated by Landlord at Tenant’s sole cost and expense. The signage rights granted to Tenant in this Section 2 are personal to the named Tenant only and may not be assigned, subleased or otherwise transferred or succeeded upon, and shall expire and be of no further force or effect upon any such assignment, sublease or other transfer or succession.

3.    Condition of Premises. Tenant acknowledges that: (a) it has been occupying and continues to occupy the Premises; (b) it is familiar with the condition of the Premises; (c) it accepts the Premises in its “as-is, where-is and with all faults” condition without improvement or allowance; and (d) Landlord has made no representation or warranty regarding the condition of the Premises or the suitability thereof for Tenant’s business.

4.    Tenant’s Estoppel. Tenant hereby certifies and acknowledges that, as of the Effective Date: (a) Landlord is not in default in any respect under the Lease; (b) Tenant does not have any defenses to its obligations under the Lease; (c) there are no offsets against the Basic Rent

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or any amount payable by Tenant under the Lease; (d) except as provided in the Existing Lease, Landlord is not holding any security deposit or other form of security in connection with the Lease; and (e) there are no outstanding improvements or allowances required to be constructed or paid by Landlord in connection with the Lease.

5.    Brokers. Tenant hereby represents and warrants to Landlord that Tenant has not dealt with any real estate brokers or leasing agents. No commissions are payable to any party claiming through Tenant as a result of the consummation of the transaction contemplated by this Eleventh Amendment. Tenant hereby agrees to indemnify and hold Landlord harmless from any and all loss, costs, damages or expenses, including, without limitation, all attorneys’ fees and disbursements by reason of any claim of or liability to any other broker, agent, entity or person claiming through Tenant and arising out of or in connection with the negotiation and execution of this Eleventh Amendment.

6.    Miscellaneous. Landlord and Tenant hereby ratify and confirm their respective rights and obligations under the Lease. Except as specifically herein amended, the Lease is and shall remain in full force and effect according to the terms thereof. In the event of any conflict between the terms of the Lease and the terms of this Eleventh Amendment, the terms of this Eleventh Amendment shall control. The headings to sections of this Eleventh Amendment are for convenient reference only and shall not be used in interpreting this Eleventh Amendment. This Eleventh Amendment may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Delivery of an electronically executed signature page hereof by electronic transmission (including, without limitation, via emailed .pdf or DocuSign) shall specifically be deemed as effective as delivery of a manually executed signature page hereof.

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IN WITNESS WHEREOF, Landlord and Tenant have caused their duly authorized representatives to execute this Eleventh Amendment as of the date first above written.

“LANDLORD”:
SPUS8 LIBERTY CENTER, LP,
a Delaware limited partnership

By: /s/ Tom Harris     Name: Tom Harris
Title:    Vice President

By: /s/ Diann Hseuh
Name: Diann Hsueh
Title:    Vice President

“TENANT”:

FEDERATED HERMES, INC.,
a Pennsylvania corporation

By: /s/ Richard Novak     Name: Richard Novak
Title:    Vice President

/s/ Ned Bartley
Approved as to form (Initial only) Ned Bartley

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EXHIBIT A

Tenant’s Signs
See attached